Annual Report

U.S. Treasury Funds

May 31, 2002

T. Rowe Price


Table of Contents
--------------------------------------------------------------------------------

Highlights                                                          1

Portfolio Managers' Report                                          2

  Economy and Interest Rates                                        2

  Market News                                                       3

  Portfolio Strategies                                              3

  Outlook                                                           6

Performance Comparison                                              8

Financial Highlights                                               10

Statement of Net Assets                                            13

Portfolio of Investments                                           15

Statement of Assets and Liabilities                                18

Statement of Net Assets                                            19

Statement of Operations                                            22

Statement of Changes in Net Assets                                 23

Notes to Financial Statements                                      26

Report of Independent Accountants                                  33

Tax Information                                                    34

About the Funds' Directors and Officers                            35

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Highlights

o    Bonds performed well, but money market returns were low over the last year.

o The U.S. Treasury Money Fund surpassed its benchmark in the 6- and 12-month periods ended May 31, 2002, because of its long weighted average maturity.

o The U.S. Treasury Intermediate and Long-Term Funds lagged their benchmarks in the last six months but outperformed for the one-year period.

o Longer-than-average durations hurt the bond funds' six-month results, but mortgages and inflation-indexed securities helped performance.

o We see a relatively good environment for Treasuries; fund returns should come primarily from income.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 5/31/02                       6 Months                   12 Months
--------------------------------------------------------------------------------

U.S. Treasury Money Fund                            0.78 %               2.37 %

Lipper U.S. Treasury Money

Market Funds Average                                  0.59                 1.92
--------------------------------------------------------------------------------

U.S. Treasury Intermediate Fund                       1.34                 7.92

Salomon Smith Barney 1-7 Year

Treasury Index                                        1.61                 6.97

Lipper Intermediate

U.S. Treasury Funds Average                           3.29                 7.11
--------------------------------------------------------------------------------

U.S. Treasury Long-Term Fund                          0.24                 7.49

Salomon Smith Barney

Treasury Index                                        1.15                 7.47

Lipper General U.S. Treasury

Funds Average                                         0.58                 7.07
--------------------------------------------------------------------------------

Your investment in the U.S. Treasury Money Fund is neither insured nor guaranteed by the U.S. government.


Price and Yield
--------------------------------------------------------------------------------

                                  U.S.                U.S.                 U.S.
                                  Treasury        Treasury             Treasury
Periods ended                     Money       Intermediate            Long-Term
5/31/02                           Fund                Fund                 Fund
--------------------------------------------------------------------------------

Price Per Share                   1.00                5.42                11.32

Dividends Per Share

  For 6 months                         0.007           0.12                0.29

  For 12 months                        0.023           0.25                0.59

Dividend Yield
(7-Day Compound)*                 1.42%               --                   --

30-Day Dividend Yield*            --                  4.70%                5.33%

30-Day Standardized
Yield to Maturity                 --                  4.33                 5.32
--------------------------------------------------------------------------------

* Dividends earned for the last 30 days of each period indicated (seven days for the money fund) are annualized and divided by the fund's net asset value at the end of the period.

Note: The money fund's yield more closely reflects its current earnings than the total return.


Portfolio Managers' Report
--------------------------------------------------------------------------------

The environment for U.S. Treasury bonds was favorable in the 12-month period ended May 31, 2002. Bond prices surged as interest rates tumbled in the first half of the period, but a partial rate rebound in the last six months trimmed their gains. Money market returns were meager as yields plunged to 40-year lows in the first half of the period and were little changed since the Federal Reserve's last fed funds target rate reduction in December.


     ECONOMY AND INTEREST RATES

     The economy changed dramatically over the past six months, moving from recession to expansion as signs of recovery emerged early in 2002. The 5.6% annualized GDP growth rate in the first quarter was driven primarily by an end to the inventory liquidation cycle, which supported production and employment trends. At the same time, corporate cost-cutting and strong productivity gains improved profit margins and prospects for corporate profits. With inflation subdued, the Federal Reserve reduced the federal funds target rate to 1.75% on December 11 and has kept it steady since then to encourage the budding recovery.

     Interest Rate Levels
--------------------------------------------------------------------------------

                              10-Year              5-Year              90-Day
                             Treasury            Treasury            Treasury
                                 Note                Note                Bill
--------------------------------------------------------------------------------

 5/31/01                         5.38                4.91                3.61

                                 5.41                4.95                3.65

                                 5.05                4.53                3.52

  8/31/01                        4.83                4.38                3.36

                                 4.59                3.80                2.37

                                 4.23                3.47                2.01

  11/30/01                       4.75                4.06                1.72

                                 5.05                4.30                1.72

                                 5.03                4.37                1.75

  2/28/02                        4.88                4.19                1.75

                                 5.40                4.84                1.78

                                 5.09                4.41                1.76

  5/31/02                        5.04                4.35                1.72

--------------------------------------------------------------------------------

     As shown in the graph, 90-day Treasury bill yields-which closely track the fed funds rate-plunged through the end of 2001 and have remained very low since then. Intermediate- and long-term yields fell through October, then began rising in anticipation of a strengthening economy and possibly higher inflation. The rebound was partial, however, which allowed Treasury bonds to retain most of their gains from the first half of the 12-month period.


MARKET NEWS

     In the wake of its late-October decision to stop selling 30-year securities, the Treasury Department has increasingly used Treasury bills maturing in four weeks, three months, and six months to meet its borrowing needs. (One-year Treasury bill auctions were discontinued in February 2001.) Because of declining federal revenues and increased defense spending, the Treasury will be a net borrower in the second quarter of this year-the first time that has happened since 1995.


PORTFOLIO STRATEGIES

     U.S. Treasury Money Fund

     Reflecting the ultra-low level of money market rates, your fund returned 0.78% in the last six months and 2.37% for the 12-month period ended May 31, 2002. As shown in the table on page 1, the fund fared better than its Lipper benchmark in both periods. Our strategy of keeping the portfolio's weighted average maturity relatively long gave us a yield advantage and was the primary reason for the fund's outperformance over the last year.


Portfolio Characteristics
--------------------------------------------------------------------------------

Periods Ended                                     11/30/01              5/31/02
--------------------------------------------------------------------------------

Weighted Average
Maturity (days)                                         77                   66

Weighted Average
Quality*                                        First Tier           First Tier
--------------------------------------------------------------------------------

* All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

Portfolio Characteristics
--------------------------------------------------------------------------------

Periods Ended                                     11/30/01              5/31/02

Weighted Average
Maturity (years)                                       5.8                  5.9

Weighted Average Effective
Duration (years)                                       5.4                  4.8

Weighted Average
Quality*                                               AAA                  AAA
--------------------------------------------------------------------------------

* Based on T. Rowe Price research.


     As rates fell sharply in the first half of the fund's fiscal year, we kept the average maturity about 15 to 20 days longer than the average Treasury money fund. When it became clear that the Federal Reserve was finished reducing short-term interest rates, we lowered the average maturity so that it was only five days longer than its typical competitor. At the end of May, the average maturity stood at 66 days, down from 77 days six months ago.

     The Fed could begin raising short-term rates later in 2002. At that time, we anticipate reducing the average maturity so that it is shorter than that of other U.S. Treasury money market funds. This stance will enable us to purchase newer, higher-yielding securities more quickly with proceeds from maturing securities.

     U.S. Treasury Intermediate Fund

     Your fund returned 1.34% and 7.92% for the 6- and 12-month periods ended May 31, 2002, respectively. As shown in the table on page 1, the fund lagged its benchmarks in the last six months but surpassed them for the 12-month period. (The Lipper category's six-month return was very favorable because half of the funds in the category invest primarily in inflation-indexed government securities that performed very well.) During the year, dividend income was consistent, but net asset value (NAV) performance was mixed.

     As interest rates declined in the first half of the fund's fiscal year, we extended the portfolio's duration so that bond price appreciation would boost the fund's total return. (Duration is a measure of a bond or bond fund's sensitivity to interest rate fluctuations; a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.) This strategy produced strong results.

     In the last six months, as bond prices slipped and rates began to rebound from their post-September 11 lows, we shortened the portfolio's duration (to 4.8 years by the end of May) to limit our losses. Despite this defensive tactic, the fund lagged other intermediate-term U.S. Treasury funds since the end of November because its duration remained longer than that of its competitors.

     Ginnie Mae mortgage-backed securities, which typically yield more than comparable Treasuries yet have the same government-guaranteed credit quality, outperformed as rising rates led to reduced prepayment activity in the last six months. In our previous report, we mentioned that we had begun rebuilding our mortgage positions that we pared earlier in the fiscal year. By the end of May, mortgages represented 14% of assets, compared with 11% six months ago.

     We also invested about 4% of the fund's assets in Treasury Inflation-Protected Securities (TIPS) in the last six months. We had sold our TIPS holdings early in the fund's fiscal year, but the low inflation and interest rate environment made these securities very attractive relative to conventional Treasuries, and their performance was quite favorable as the economy strengthened in the last six months.

     U.S. Treasury Long-Term Fund

     Your fund returned 0.24% and 7.49% for the 6- and 12-month periods ended May 31, 2002, respectively. Dividend income was generous and consistent throughout the year, but the fund's net asset value (NAV) declined after a good first half.


Portfolio Characteristics
--------------------------------------------------------------------------------

Periods Ended                                     11/30/01              5/31/02
--------------------------------------------------------------------------------

Weighted Average
Maturity (years)                                      15.5                 15.1

Weighted Average Effective
Duration (years)                                      11.2                  9.3

Weighted Average Quality*                              AAA                  AAA
--------------------------------------------------------------------------------

* Based on T. Rowe Price research.

     The fund's holdings typically have longer maturities that those of general Treasury funds; as a result, our portfolio is more sensitive to interest rate fluctuations. The fund lagged its benchmarks in the last six months because our holdings were hurt by an increase in long-term rates. One-year relative results, however, were superior because our holdings appreciated strongly when rates fell in the first half of the fund's fiscal year. Our focus on long-term Treasuries also gave us an income advantage over shorter-term Treasury portfolios with lower-yielding securities.

     In the first half of the fund's fiscal year, we kept the fund's duration relatively long (around 11 years) to benefit from falling interest rates. (See U.S. Treasury Intermediate for an explanation of duration.) Rates fell rapidly after the September 11 terrorist attacks, and by October, we believed that they were nearing a bottom. In response, we began a gradual reduction in duration that continued through the end of May. Still, the duration remained longer than that of its competitors, which hurt our relative performance in the last six months.

     Changing our exposure to mortgage-backed securities was an important part of our investment strategy over the last 12 months. We reduced these holdings early in the fiscal year because rapidly falling interest rates led to increased prepayments and refinancings, which hurt the performance of mortgages relative to Treasuries. Starting in November, as mentioned in our previous report to you, we began rebuilding these positions because longer-term rates seemed likely to rise. By the end of December, our mortgage holdings represented 14% of assets, and we have maintained this level since that time. This strategy helped fund performance in the last six months, because mortgages outperformed Treasuries as longer-term rates increased and prepayment activity subsided.

     We recently reestablished a position in Treasury Inflation-Protected Securities (TIPS), which we had eliminated in the first half of the fund's fiscal year. TIPS fared better than conventional Treasuries in the last six months and could continue to perform well as the economy recovers.


OUTLOOK

     We believe the conditions for an economic recovery are in place. Previous fiscal stimulus programs and low inflation supported consumer strength during the recession. However, the Fed seems likely to maintain the "neutral" stance it recently adopted, meaning it sees the risks of rising inflation and renewed economic weakness as about evenly balanced. If the recovery continues, it is reasonable to anticipate a series of gradual fed funds rate increases-perhaps beginning in the fourth quarter.

     Given the potential for the Fed to start raising short-term rates later this year, we expect to maintain a somewhat cautious investment regime. However, since longer-term interest rates did not decline sharply when short-term rates plummeted last year, we do not think they will rise substantially as the recovery proceeds. Rather, we see a flatter yield curve as money market rates return to more normal levels. In summary, we see a relatively good environment for Treasuries, with returns generated primarily by income.

     Respectfully submitted,


     James M. McDonald
     Chairman of the Investment Advisory Committee
     U.S. Treasury Money Fund


     Cheryl A. Mickel
     Chairman of the Investment Advisory Committee
     U.S. Treasury Intermediate Fund


     Jerome A. Clark

     Chairman of the Investment Advisory Committee
     U.S. Treasury Long-Term Fund

     June 18, 2002

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

--------------------------------------------------------------------------------
Change in U.S. Treasury Money Fund's Management

James M. McDonald, a longtime member of the fund's Investment Advisory Committee, has become its chairman. Mr. McDonald joined T. Rowe Price in 1976 as a financial statistician and has been managing investments for the firm since 1979. As chairman, he succeeds Edward A. Wiese, who remains president of the U.S. Treasury Money Fund and a member of its Investment Advisory Committee.

This supplements the U.S. Treasury Funds' prospectus dated October 1, 2001.


T. Rowe Price U.S. Treasury Funds
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

U.S. Treasury Money Fund
--------------------------------------------------------------------------------

                                               Lipper U.S.                 U.S.
                                                  Treasury             Treasury
--------------------------------------------------------------------------------

5/31/92                                             10.000               10.000

5/31/93                                             10.282               10.270

5/31/94                                             10.556               10.539

5/31/95                                             11.039               11.022

5/31/96                                             11.594               11.581

5/31/97                                             12.143               12.130

5/31/98                                             12.736               12.725

5/31/99                                             13.297               13.293

5/31/00                                             13.922               13.924

5/31/01                                             14.662               14.681

5/31/02                                             14.963               15.029
--------------------------------------------------------------------------------

U.S. Treasury Intermediate Fund
--------------------------------------------------------------------------------

                                             Salomon Smith
                                                    Barney                 U.S.
                                                  1-7 Year             Treasury
                                                  Treasury         Intermediate
                                                     Index                 Fund
--------------------------------------------------------------------------------

05/31/92                                            10.000               10.000

05/31/93                                            10.943               11.068

05/31/94                                            11.106               11.146

05/31/95                                            12.039               12.181

05/31/96                                            12.724               12.610

05/31/97                                            13.595               13.427

05/31/98                                            14.685               14.713

05/31/99                                            15.438               15.343

05/31/00                                            15.992               15.645

05/31/01                                            17.733               17.499

05/31/02                                            18.969               18.886
--------------------------------------------------------------------------------

U.S. Treasury Long-Term Fund
--------------------------------------------------------------------------------

                                                   Salomon        U.S. Treasury
                                                                 Long-term Fund
--------------------------------------------------------------------------------

05/31/92                                            10.000               10.000

05/31/93                                            11.215               11.403

05/31/94                                            11.340               11.392

05/31/95                                            12.575               13.129

05/31/96                                            13.076               13.263

05/31/97                                            14.050               14.319

05/31/98                                            15.640               16.979

05/31/99                                            16.334               17.499

05/31/00                                            16.880               17.923

05/31/01                                            18.753               19.847

05/31/02                                            20.154               21.335
--------------------------------------------------------------------------------

Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended
5/31/02                 1 Year         3 Years         5 Years        10 Years
--------------------------------------------------------------------------------

U.S. Treasury
Money Fund                2.37%           4.18%           4.38%           4.16%

U.S. Treasury
Intermediate Fund         7.92            7.17            7.06            6.56

U.S. Treasury
Long-Term Fund            7.49            6.83            8.30            7.87
--------------------------------------------------------------------------------

Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase, as their principal value will fluctuate. Investments in the money fund are not insured or guaranteed by the FDIC or any other government agency. Although it seeks to preserve the value of your investment at 1.00 per share, it is possible to lose money by investing in the fund. Returns do not reflect taxes that the shareholder may pay on distributions or the redemption of fund shares.


T. Rowe Price U.S. Treasury Money Fund
--------------------------------------------------------------------------------

T. Rowe Price U.S. Treasury Intermediate Fund
--------------------------------------------------------------------------------

Financial Highlights            For a share outstanding throughout each period
--------------------------------------------------------------------------------

                    Year
                   Ended
                 5/31/02     5/31/01     5/31/00     5/31/99     5/31/98
--------------------------------------------------------------------------------

NET ASSET VALUE

Beginning
of period       $  1.000    $  1.000    $  1.000    $  1.000    $  1.000

Investment activities

Net investment
income (loss)      0.023       0.053       0.046       0.044       0.048

Distributions
Net investment
income            (0.023)     (0.053)     (0.046)     (0.044)     (0.048)

NET ASSET VALUE
End of period   $  1.000    $  1.000    $  1.000    $  1.000    $  1.000
                ----------------------------------------------------------------

Ratios/Supplemental Data
Total
return(diamond)     2.37%       5.44%       4.75%       4.46%       4.91%

Ratio of total
expenses
to average
net assets          0.49%       0.49%       0.48%       0.51%       0.51%

Ratio of net
investment
income (loss)
to average
net assets          2.32%       5.31%       4.66%       4.37%       4.82%

Net assets,
end of period
(in thousands)  $970,327    $956,125    $927,410    $889,945    $846,586
--------------------------------------------------------------------------------

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

--------------------------------------------------------------------------------
                    Year                                           Ended
                 5/31/02     5/31/01     5/31/00     5/31/99     5/31/98
--------------------------------------------------------------------------------

NET ASSET VALUE

Beginning
of period       $   5.26    $   4.96    $   5.19    $   5.30    $   5.12

Investment activities

Net investment
income (loss)       0.25        0.28        0.28        0.27        0.30

Net realized and
unrealized
gain (loss)         0.16        0.30       (0.18)      (0.04)       0.18

Total from
investment
activities          0.41        0.58        0.10        0.23        0.48

Distributions
Net investment
income             (0.25)      (0.28)      (0.28)      (0.27)      (0.30)

Net realized
gain                --          --         (0.05)      (0.07)       --

         Total
distributions      (0.25)      (0.28)      (0.33)      (0.34)      (0.30)

NET ASSET VALUE

End of period   $   5.42    $   5.26    $   4.96    $   5.19    $   5.30
                ----------------------------------------------------------------

Ratios/Supplemental Data

Total
return(diamond)     7.92%      11.85%       1.97%       4.28%       9.58%

Ratio of total
expenses
to average
net assets          0.64%       0.65%       0.64%       0.62%       0.61%

Ratio of net
investment
income (loss)
to average
net assets          4.60%       5.35%       5.49%       5.02%       5.72%

Portfolio
turnover rate      104.4%      108.0%       48.5%     61.2%1        12.8%

Net assets,
end of period
(in thousands)  $279,999    $242,925    $230,350    $255,987    $203,027
--------------------------------------------------------------------------------

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Long-Term Fund
--------------------------------------------------------------------------------


Financial Highlights      For a share outstanding throughout each period
--------------------------------------------------------------------------------

                    Year
                   Ended
                 5/31/02     5/31/01     5/31/00     5/31/99     5/31/98
--------------------------------------------------------------------------------

NET ASSET VALUE

Beginning
of period       $   11.09    $  10.58    $  11.07    $  11.39    $  10.17

Investment activities
Net investment
income (loss)       0.59        0.61        0.62        0.62        0.63

Net realized and
unrealized
gain (loss)         0.23        0.51       (0.38)      (0.25)       1.22

Total from
investment
activities          0.82        1.12        0.24        0.37        1.85

Distributions
Net investment
income             (0.59)      (0.61)      (0.62)      (0.62)      (0.63)

Net realized
gain                --          --         (0.11)      (0.07)       --

Total
distributions      (0.59)      (0.61)      (0.73)      (0.69)      (0.63)

NET ASSET VALUE

End of period   $   11.32    $  11.09    $  10.58    $  11.07    $  11.39
                ----------------------------------------------------------------

Ratios/Supplemental Data
Total
return(diamond)     7.49%      10.74%       2.43%       3.06%      18.58%

Ratio of total expenses
to average net      0.66%       0.63%       0.64%       0.66%       0.67%

Ratio of net
investment
income (loss)
to average
net assets          5.13%       5.51%       5.89%       5.30%      5 .71

Portfolio
turnover rate       48.5%       31.3%       21.7%       74.1%       80.8%

Net assets, end
of period
(in thousands)   $288,310    $303,795    $299,840     333,535    $275,850

--------------------------------------------------------------------------------

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.


The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Money Fund
--------------------------------------------------------------------------------
                                                                 May 31, 2002

Statement of Net Assets                                         Par      Value
--------------------------------------------------------------------------------
                                                                 In thousands

U.S. GOVERNMENT OBLIGATIONS  99.7%

U.S. Treasury Bills
     1.58%, 6/6/02                                  22,179               22,174

     1.59%, 7/11/02                                 25,000               24,956

     1.675%, 7/5/02                                 50,000               49,921

     1.68%, 6/20 - 7/18/02                          35,000               34,936

     1.685%, 6/6 - 6/20/02                          80,000               79,883

     1.693%, 7/11/02                                 5,000                4,991

     1.694%, 6/20/02                                25,000               24,978

     1.695%, 6/13/02                                25,000               24,986

     1.70%, 6/27/02                                 50,000               49,939

     1.705%, 8/22/02                                20,000               19,922

     1.715%, 7/18 - 8/29/02                         60,000               59,802

     1.72%, 6/13 - 8/22/02                          70,000               69,876

     1.725%, 8/8 - 8/22/02                          50,000               49,827

     1.73%, 6/6/02                                  30,000               29,993

     1.74%, 8/1/02                                  25,000               24,926

     1.745%, 8/22/02                                20,000               19,920

     1.75%, 8/29/02                                 25,000               24,892

     1.77%, 6/20/02                                 40,000               39,963

     1.795%, 7/25/02                                20,000               19,946

     1.82%, 8/22/02                                 15,000               14,938

     1.85%, 10/17/02                                35,000               34,752

     1.855%, 10/17/02                               30,000               29,787

     1.863%, 10/24/02                               15,000               14,887

     1.887%, 10/31/02                               10,000                9,920

U.S. Treasury Notes

     5.50%, 1/31/03                                 15,000               15,326

     5.75%, 10/31/02                                35,000               35,515

     6.00%, 9/30/02                                 40,000               40,535

     6.25%, 7/31/02                                 50,000               50,360

     6.375%, 8/15/02                                45,000               45,350

     Total U.S. Government
     Obligations (Cost 967,201)                                         967,201

     Total Investments in Securities

     99.7% of Net Assets (Cost 967,201)                                $967,201

     Other Assets Less Liabilities                                        3,126

     NET ASSETS                                                        $970,327
                                                                       --------

     Net Assets Consist of:

     Undistributed net
     investment income (loss)                                          $     82

     Undistributed net
     realized gain (loss)                                                   141

     Paid-in-capital applicable to
     970,045,539 shares of 0.01 par
     value capital stock outstanding;
     2,000,000,000 shares
     of the Corporation authorized                                     $970,104
                                                                       --------

     NET ASSETS                                                         970,327

     NET ASSET VALUE PER SHARE                                         $   1.00
                                                                       --------

--------------------------------------------------------------------------------

T. Rowe Price U.S. Treasury Intermediate Fund
--------------------------------------------------------------------------------
                                                                May 31, 2002


Portfolio of Investments                                        Par      Value
--------------------------------------------------------------------------------
                                                                  In thousands

U.S. GOVERNMENT OBLIGATIONS/
AGENCIES  84.5%

U.S. Treasury Obligations  84.5%

U.S. Treasury Bonds, 13.875%, 5/15/11            $   7,000             $  9,450

U.S. Treasury Inflation-Indexed
Notes, 3.875%, 1/15/09                              10,862               11,528

U.S. Treasury Notes
     5.00%, 2/15/11                                 19,000               19,011

     5.50%, 2/15/08                                 20,650               21,653

     5.625%, 5/15/08                                 9,950               10,484

     6.00%, 8/15/09                                  5,000                5,357

     6.125%, 8/15/07                                12,275               13,231

     6.50%, 8/15/05 - 2/15/10                       83,400               91,328

     6.625%, 5/15/07                                11,500               12,631

     7.00%, 7/15/06                                 25,200               27,904

  Stripped Interest

     Zero Coupon, 8/15/10 - 8/15/11                 22,100               14,039

Total U.S. Government
Obligations/Agencies (Cost $230,086)                                    236,616


U.S. GOVERNMENT MORTGAGE-
BACKED SECURITIES  13.8%

U.S. Government Guaranteed Obligations  13.8%

Government National Mortgage Assn.
  I
     6.50%, 2/15/29 - 3/15/32                       12,072               12,306

     7.00%, 7/15/16 - 9/15/31                        5,345                5,552

     7.50%, 2/15/16 - 11/15/17                         465                  498

     8.00%, 2/15/08 - 10/15/25                         996                1,076

     8.50%, 8/15/04 - 4/15/23                          438                  471

     9.00%, 12/15/19 - 11/15/25                         34                   37

     9.50%, 12/15/24 - 5/15/25                         325                  353

     10.00%, 8/15/19                                    53                   59

     10.50%, 11/15/14                                   34                   38

     11.00%, 12/15/09 - 12/15/19                       349                  393

     11.50%, 3/15/10 - 2/15/18                         600                  683

     12.50%, 10/15/13 - 3/15/15                         68                   78

  II
     9.00%, 10/20/16 - 2/20/27                    $     35             $     38

     9.50%, 1/20/25                                     24                   26

     10.50%, 1/20/16 - 6/20/19                         258                  287

     CMO, 6.50%, 10/16/27                            2,690                2,760

     GPM, I, 11.00%, 9/15/10                            11                   12

     Midget, I

     6.00%, 12/15/08 - 4/15/14                       3,181                3,269

     6.50%, 6/15/08 - 6/15/09                           70                   73

     7.00%, 3/15 - 12/15/13                          1,683                1,777

     7.50%, 10/15/07 - 12/15/10                        532                  565

     9.00%, 10/15/02 - 10/15/05                        132                  136

     9.50%, 7/15/02 - 12/15/05                          21                   22

     10.00%, 5/15/04 - 9/15/05                          39                   41

     10.50%, 7/15/03 - 9/15/04                           3                    3

     TBA, I, 7.50%, 4/15/32                          6,350                6,676

     TBA, II, 6.50%, 1/20/32                         1,490                1,516

Total U.S. Government Mortgage-Backed
Securities (Cost $37,836)                                                38,745


MONEY MARKET FUNDS  3.1%

T. Rowe Price Government Reserve
Investment Fund, 1.77% #                             8,637               8 ,637

Total Money Market Funds (Cost 8,637)                                     8,637

Total Investments in Securities

101.4% of Net Assets (Cost 276,559)                                    $283,998

Futures Contracts

                                      Contract      Unrealized
                    Expiration        Value         Gain (Loss)
                    ----------        --------      -----------
                                           In thousands


Long, 50 five year U.S.
Treasury Notes
contracts; 87,500
of U.S. Treasury
Notes pledged as
initial margin            6/02        $  5,360        $      8

Long, 50 five year
U.S. Treasury Notes
contracts; 87,500 of
U.S. Treasury
Notes pledged as
initial margin            9/02           5,294              10

Net payments (receipts)
of variation
margin to date                                               -
Variation margin
receivable (payable)
on open futures
contracts                                                                   18

Other Assets Less xLiabilities                                          (4,017)

NET ASSETS                                                            $279,999
                                                                      --------
--------------------------------------------------------------------------------

           #      Seven-day yield
         CMO      Collateralized Mortgage Obligation
         GPM      Graduated Payment Mortgage
         TBA      To Be Announced security was purchased on a forward
                  commitment basis

The accompanying notes are an integral of these financial statements.


T. Rowe Price U.S. Treasury Intermediate Fund
--------------------------------------------------------------------------------
                                                                 May 31, 2002

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands

Assets

Investments in securities,
at value (cost 276,559)                                      $283,998

Receivable from securities sold                                23,120

Other assets                                                    3,644

Total assets                                                  310,762

Liabilities

Payable for investment
securities purchased                                           30,333

Other liabilities                                                 430

Total liabilities                                              30,763

NET ASSETS                                                   $279,999
                                                             --------

Net Assets Consist of:

Undistributed net
investment income (loss)                                         (788)

Undistributed net
realized gain (loss)                                             (562)

Net unrealized
gain (loss)                                                     7,457

Paid-in-capital applicable
to 51,702,637 shares of
0.01 par value capital
stock outstanding;
2,000,000,000 shares of
the Corporation authorized                                    273,892

NET ASSETS                                                   $279,999
                                                             --------

NET ASSET VALUE PER SHARE                                    $   5.42
                                                             --------
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Long-Term Fund
--------------------------------------------------------------------------------
                                                                   May 31, 2002

Statement of Net Assets                                           Par      Value
--------------------------------------------------------------------------------
                                                                   In thousands

U.S. GOVERNMENT OBLIGATIONS/
AGENCIES  84.9%

U.S. Treasury Obligations 84.9%

U.S. Treasury Bonds
     6.125%, 11/15/27                             $   9,000             $  9,402

     6.25%, 8/15/23                                 18,500               19,555

     7.125%, 2/15/23                                24,700               28,704

     7.25%, 5/15/16                                 10,900               12,663

     7.625%, 2/15/25                                16,775               20,661

     8.75%, 5/15/17                                 15,500               20,399

     8.875%, 2/15/19                                44,150               59,251

U.S. Treasury Inflation-Indexed
Notes, 3.875%, 1/15/09                              11,609               12,320

U.S. Treasury Notes

     5.50%, 2/15/08                                 10,500               11,010

  Stripped Interest

     Zero Coupon, 5/15/16 - 11/15/21               122,000               50,786

Total U.S. Government
Obligations/Agencies (Cost $234,820)                                    244,751


U.S. GOVERNMENT MORTGAGE-

BACKED SECURITIES  14.9%

U.S. Government Guaranteed Obligations 14.9%
Government National Mortgage Assn.
  I
     6.50%, 8/15/28 - 1/15/32                       11,706               11,925

     7.00%, 7/15/31                                     36                   37

     8.00%, 2/15/04 - 3/15/17                          329                  350

     8.50%, 12/15/05 - 2/15/27                       1,349                1,448

     9.00%, 11/15/04 - 8/15/25                       2,418                2,657

     10.00%, 12/15/17 - 7/15/22                        337                  371

     10.50%, 5/15/15 - 7/15/19                          76                   85

     11.50%, 10/15/10 - 8/15/15                         48                   55

  Midget

     6.00%, 11/15/12 - 2/15/14                       5,709                5,864

     6.50%, 7/15/09                                  1,743                1,826

     TBA, 7.50%, 4/15/32                             5,700                5,992

     II

     7.00%, 11/20/23 - 1/20/24                          17                   17

     8.50%, 10/20/24                              $    126             $    136

  CMO

     6.35%, 1/20/28                                  5,000                4,937

     6.50%, 5/20/28                                  5,331                5,246

  CMO, Interest Only

     7.00%, 5/16/24 +                                2,000                2,076

     8.00%,6/16/23 +                                    76                    9

Total U.S. Government Mortgage-Backed
Securities (Cost $42,109)                                                43,031


MONEY MARKET FUNDS  1.5%

T. Rowe Price Government Reserve
Investment Fund, 1.77% #                             4,406                4,406

Total Money Market Funds (Cost $4,406)                                    4,406



Total Investments in Securities

101.3% of Net Assets (Cost 281,335)                                    $292,188

Futures Contracts
                                      Contract      Unrealized
                    Expiration           Value     Gain (Loss)
                    ----------       ----------    -----------
                                           In thousands

Short, 100 thirty year
U.S. Treasury Notes
contracts; 152,000 of
U.S. Treasury

Notes pledged as
initial margin            6/02        $(10,228)        $  (255)

Short, 170 five year
U.S. Treasury Notes
contracts; 258,000 of
U.S. Treasury
Notes pledged as
initial margin            6/02         (18,225)           (274)

Net payments (receipts)
of variation
margin to date                                             550

Variation margin
receivable (payable)
on open futures
contracts                                                                   21

Other Assets Less
Liabilities                                                             (3,899)

NET ASSETS                                                            $288,310


Net Assets Consist of:
Undistributed net
investment income
(loss)                                                                     (20)

Undistributed net
realized gain (loss)                                                     (991)

Net unrealized
gain (loss)                                                             10,324

Paid-in-capital applicable
to 25,476,460 shares of 0.01 par
value capital stock outstanding;
2,000,000,000 shares
of the Corporation
authorized                                                             278,997

NET ASSETS                                                            $288,310
                                                                      --------

NET ASSET VALUE
PER SHARE                                                             $  11.32



         #        Seven-day yield
         +        Interest Only security for which the fund receives
                  interest on notional principal (par)
         CMO      Collateralized Mortgage Obligation
         TBA      To Be Announced security was purchased on a forward
                  commitment basis

The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Funds
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                  Money       Intermediate            Long-Term
                                  Fund                Fund                 Fund

                                  Year                Year                 Year
                                  Ended              Ended                Ended
                                  5/31/02          5/31/02              5/31/02
--------------------------------------------------------------------------------
Investment Income (Loss)
Interest income                 $ 27,806          $ 14,199             $ 17,952

Expenses
  Investment
  management                      3,163              1,001                1,147

  Shareholder
  servicing                       1,399                543                  726

  Custody and
  accounting                      118                  106                  100

  Prospectus and
  shareholder reports              80                   25                   17

  Registration                     43                   26                   24

  Proxy and
  annual meeting                   18                    6                    6

  Directors                        16                    9                    9

  Legal and audit                  13                   13                   13

  Miscellaneous                     7                    5                    5

  Total expenses                  4,857              1,734                2,047

  Expenses paid
  indirectly                       (1)                --                   --

  Net expenses                    4,856              1,734                2,047

Net investment
income (loss)                     22,950            12,465               15,905

Realized and
Unrealized Gain (Loss)

Net realized
gain (loss)

  Securities                        8                4,479                   64

  Futures                         --                   710                   (5)

  Written options                 --                    38                   43

  Net realized
  gain (loss)                       8                5,227                  102

Change in net unrealized gain (loss)

  Securities                      --                 1,253                6,408

  Futures                         --                   269                 (529)

  Change in net
  unrealized gain (loss)          --                 1,522                5,879

Net realized and
  unrealized gain (loss)            8                6,749                5,981

  INCREASE (DECREASE)
  IN NET
  ASSETS FROM
  OPERATIONS                    $ 22,958          $  19,214             $ 21,886
                                ------------------------------------------------

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price U.S. Treasury Money Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                   5/31/02              5/31/01
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                    $ 22,950             $ 49,233

  Net realized gain (loss)                               8                   55

  Increase (decrease) in net
  assets from operations                            22,958               49,288

Distributions to shareholders

  Net investment income                            (22,950)             (49,233)

Capital share transactions *

  Shares sold                                    1,209,270            1,158,503

  Distributions reinvested                          22,213               47,380

  Shares redeemed                               (1,217,289)          (1,177,223)

  Increase (decrease) in net
  assets from capital

  share transactions                                14,194               28,660

Net Assets

Increase (decrease)
during period                                       14,202               28,715

Beginning of period                                956,125              927,410

End of period                                     $970,327             $956,125
                                                  --------             --------

*Share information

  Shares sold                                    1,209,270            1,158,503

  Distributions reinvested                          22,214               47,380

  Shares redeemed                               (1,217,289)          (1,177,223)

  Increase (decrease) in
  shares outstanding                                14,195               28,660

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Intermediate Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                   5/31/02              5/31/01
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations
  Net investment
  income (loss)                                   $ 12,465             $ 12,660

  Net realized
  gain (loss)                                        5,227                1,081

  Change in net unrealized
  gain (loss)                                        1,522               12,590

  Increase (decrease) in net
  assets from operations                            19,214               26,331

Distributions to shareholders

  Net investment income                            (12,492)             (12,660)

Capital share transactions *

  Shares sold                                      128,535               93,582

  Distributions reinvested                          11,285               10,815

  Shares redeemed                                 (109,468)            (105,493)

  Increase (decrease) in net
  assets from capital

  share transactions                                30,352               (1,096)

Net Assets

Increase (decrease)
during period                                       37,074               12,575

Beginning of period                                242,925              230,350

End of period                                     $279,999             $242,925
                                                  ---------            ---------

*Share information

  Shares sold                                       23,660               17,901

  Distributions reinvested                           2,086                2,088

  Shares redeemed                                  (20,256)             (20,231)

  Increase (decrease) in
  shares outstanding                                 5,490                 (242)

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Long-Term Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                      Year
                                                     Ended
                                                   5/31/02              5/31/01
--------------------------------------------------------------------------------

Increase (Decrease) in Net Assets
Operations
         Net investment
income (loss)                                     $ 15,905             $ 16,924

  Net realized
  gain (loss)                                          102                  793

  Change in net unrealized
  gain (loss)                                        5,879               12,368

  Increase (decrease) in net
  assets from operations                            21,886               30,085

Distributions to shareholders

  Net investment income                            (16,039)             (16,924)

Capital share transactions *

  Shares sold                                       67,790               79,502

  Distributions reinvested                          15,318               16,036

  Shares redeemed                                 (104,440)            (104,744)

  Increase (decrease) in net
  assets from capital

  share transactions                               (21,332)              (9,206)

Net Assets

Increase (decrease)
during period                                      (15,485)               3,955

Beginning of period                                303,795              299,840

End of period                                     $288,310             $303,795
                                                  --------             --------

*Share information

  Shares sold                                        5,937                7,056

  Distributions reinvested                           1,336                1,437

  Shares redeemed                                   (9,185)              (9,434)

  Increase (decrease) in
  shares outstanding                                (1,912)                (941)

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



T. Rowe Price U.S. Treasury Funds
--------------------------------------------------------------------------------
                                                                    May 31, 2002

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price U.S. Treasury Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The U.S. Treasury Money Fund (the Money
     Fund), the U.S. Treasury Intermediate Fund (the Intermediate Fund), and the U.S. Treasury Long-Term Fund (the Long-Term Fund) are three portfolios established by the corporation and commenced operations on June 28, 1982, September 29, 1989, and September 29, 1989, respectively. The Money Fund seeks maximum preservation of capital and liquidity and, consistent with these goals, the highest possible current income. The Intermediate Fund seeks a high level of income consistent with maximum credit protection and moderate fluctuation in principal. The Long-Term Fund seeks the highest level of income consistent with maximum credit protection.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields. Securities held by the Money Fund are valued at amortized cost.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. In the absence of a last sale price, purchased and written options are valued at the mean of the closing bid and ask prices. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes. On June 1, 2001, each fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide-Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized, and gain/loss on paydowns of mortgage- and asset-backed securities to be accounted for as interest income. Prior to June 1, 2001, the funds recognized premiums and discounts on mortgage- and asset-backed securities at time of disposition or principal repayment as gain or loss. Upon adoption, each fund adjusted the cost of its mortgage- and asset-backed securities, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The effect of this cumulative adjustment was 87,000 for the Intermediate Fund and 87,000 for the Long-Term Fund. For the year ended May 31, 2002, the effect of the change for the Intermediate Fund was to decrease net investment income by 27,000 (0.001 per share), increase net realized gain/loss on securities by 36,000 (0.001 per share), and decrease net unrealized gain/loss on securities by 9,000. The effect of the change for the Long-Term Fund, for the year ended May 31, 2002, was to decrease net investment income by 134,000 (0.005 per share), increase net realized gain/loss on securities by 202,000 (0.008 per share),and decrease net unrealized gain/loss on securities by 68,000 (0.003 per share). This change had no effect on the funds' net assets or total return.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce each fund's custody charges. Payments ("variation margin") made or received by each fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Other assets and Other liabilities, respectively, and in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

     Futures Contracts During the year ended May 31, 2002, the Intermediate and Long-Term Funds were party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates.

     Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on or until a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Transactions in options written and related premiums received for the Intermediate and Long-Term Funds during the year ended May 31, 2002, were as follows:


                                   Intermediate                      Long-Term
                                          Fund                            Fund

                     Number of                       Number of
                     Contracts         Premium        Contacts        Premiums
--------------------------------------------------------------------------------

Outstanding at beginning
of period                 --              --              --              --

Written                    115          86,000             100         101,000

Closed                    (115)        (86,000)           (100)       (101,000)

Outstanding at end
of period                 --              --              --              --

Other Purchases and sales of portfolio securities, other than short-term securities, for the year ended May 31, 2002, were as follows:
--------------------------------------------------------------------------------

                                              Intermediate            Long-Term
                                                      Fund                 Fund
--------------------------------------------------------------------------------

U.S. government securities
Purchases                                      309,322,000          148,789,000

Sales                                          280,773,000          172,748,000
--------------------------------------------------------------------------------

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

     Distributions during the year ended May 31, 2002 were characterized as ordinary income for tax purposes and totaled 22,950,000 for the Money Fund, 12,492,000 for the Intermediate Fund, and 16,039,000 for the Long-Term Fund. At May 31, 2002, the tax-basis components of net assets were as follows:


                                 Money      Intermediate         Long-Term
                                  Fund              Fund              Fund
     ---------------------------------------------------------------------------

     Unrealized
     appreciation         $       --         $10,826,000       $ 11,849,000

     Unrealized
     depreciation                 --          (4,009,000)       (2,702,000)

     Net unrealized
     appreciation
     (depreciation)               --           6,817,000         9,147,000

     Undistributed
     ordinary income           223,000          (710,000)          317,000

     Capital loss
     carryforwards                --                --            (151,000)

     Distributable
     earnings                  223,000         6,107,000         9,313,000

     Paid-in capital       970,104,000       273,892,000       278,997,000

     Net assets           $970,327,000      $ 279,999,000      $288,310,000
                          -----------------------------------------------------

     Pursuant to federal income tax regulations applicable to investment companies, each fund has elected to treat net capital losses realized between November 1 and May 31 of each year as occurring on the first day of the following tax year. For the year ended May 31, 2002, realized capital losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until 2003, in the amount of 545,000 for the Intermediate Fund and 1,684,000 for the Long-Term Fund. Federal income tax regulations require the funds to treat the gain/loss on certain open futures contracts as realized on the last day of the tax year; accordingly, 529,000 of unrealized losses reflected in the Long-Term Fund's accompanying financial statements were realized for tax purposes as of May 31, 2002. Each fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. In 2002, the Intermediate Fund utilized 5,422,000 of capital loss carryforwards. In 2002, the Long-Term Fund utilized 1,070,000 of capital loss carryforwards, and as of May 31, 2002, had 151,000 of capital loss carryforwards that expire in 2009.

     For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended May 31, 2002, the Money Fund recorded the following reclassifications, which relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. For the year ended May 31, 2002, the Intermediate and Long-Term Funds recorded the following permanent reclassifications, which relate primarily to the character of market discount at time of sale and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

                                  Money      Intermediate         Long-Term
                                   Fund              Fund              Fund
     ---------------------------------------------------------------------------

     Undistributed net
     investment income            --             243,000           189,000

     Undistributed net
     realized gain            (137,000)         (913,000)         (445,000)

     Paid-in-capital           137,000           670,000           256,000
     ---------------------------------------------------------------------------

     At May 31, 2002, the cost of investments for federal income tax purposes was 967,201,000 for the Money Fund, 277,199,000 for the Intermediate Fund, and 282,512,000 for the Long-Term Fund.


NOTE 4 - RELATED PARTY TRANSACTIONS

     Each fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between each fund and the manager provides for an annual investment management fee, of which 265,000, 87,000, and 91,000 were payable at May 31, 2002 by the Money, Intermediate, and Long-Term Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets for the Intermediate and Long-Term Funds, and a group fee. The Money Fund does not have an individual fee, only a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first 1 billion of assets to 0.295% for assets in excess of 120 billion. At May 31, 2002, and for the year then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, each fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which each fund receives certain other services. Price Associates computes the daily share prices and maintains the financial records of each fund. T. Rowe Price Services, Inc. is the funds' transfer and dividend disbursing agent and provides shareholder and administrative services to each fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in each fund. Expenses incurred pursuant to these related party agreements totaled approximately 1,035,000 for the Money Fund, 485,000 for the Intermediate Fund, and 269,000 for the Long-Term Fund, for the year ended May 31, 2002, of which 73,000, 45,000, and 25,000, respectively, were payable at period-end.

     Additionally, the Long-Term Fund is one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying Price funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying Price funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. For the year then ended, Long-Term Fund was allocated 435,000 of Spectrum expenses, 36,000 of which was payable at period-end. At May 31, 2002, approximately 57% of the outstanding shares of the Long- Term were held by Spectrum.

     The funds may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the Intermediate Fund and the Long-Term Fund for the year ended May 31, 2002, totaled 84,000 and 87,000, respectively, and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price U.S. Treasury Funds
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price U.S. Treasury Funds, Inc. and Shareholders of U.S. Treasury Money Fund, U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund

     In our opinion, the accompanying statements of net assets for the U.S. Treasury Money Fund and U.S. Treasury Long-Term Fund and the statement of assets and liabilities, including the portfolio of investments for the U.S. Treasury Intermediate Fund, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Treasury Money Fund, U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund (comprising T. Rowe Price U.S. Treasury Funds, Inc., hereafter referred to as the "Funds") at May 31, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP
     Baltimore, Maryland
     June 19, 2002


T. Rowe Price U.S. Treasury Intermediate Fund
--------------------------------------------------------------------------------

     Tax Information (Unaudited) for the Tax Year Ended 5/31/02 We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The U.S. Treasury Intermediate Fund's distributions to shareholders included 671,000 from long-term capital gains, subject to the 20% rate gains category.


T. Rowe Price U.S. Treasury Funds
--------------------------------------------------------------------------------
About the Funds' Directors and Officers

Your funds are governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the funds' directors are independent of T. Rowe Price Associates, Inc.; "inside" directors are officers of T. Rowe Price. The Board of Directors elects the funds' officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors

Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Other Directorships of Public Companies
--------------------------------------------------------------------------------

Calvin W. Burnett, Ph.D.        President, Coppin State College; Director,
(3/16/32)                       Bank of Maryland
1993
--------------------------------------------------------------------------------

Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company,
1989                            real estate developers
--------------------------------------------------------------------------------

Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC,
(1/27/43)                       an acquisition and management advisory firm
2001
--------------------------------------------------------------------------------

David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
2001                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.
--------------------------------------------------------------------------------

F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
1989                            engineers
--------------------------------------------------------------------------------

Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
2001                            Inc., The Rouse Company, and US Airways Group,
                                Inc.
--------------------------------------------------------------------------------

John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior
1992                            Advisor and Partner, Blackstone Real Estate
                                Advisors, L.P.; Director, AMLI Residential
                                Properties Trust, Host Marriott Corp., and The
                                Rouse Company
--------------------------------------------------------------------------------

Hubert D. Vos                   Owner/President, Stonington Capital Corp.,
(8/2/33)                        a private investment company
2001
--------------------------------------------------------------------------------

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
2001                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------

T. Rowe Price U.S. Treasury Funds
Inside Directors

**Each inside director serves until the election of a successor.
Officers

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.
--------------------------------------------------------------------------------

Name                           Principal Occupation(s) During Past 5 Years and
(Date of Birth)                Other Directorships of Public Companies
Year Elected**
[Number of T. Rowe Price
Portfolios Overseen]
--------------------------------------------------------------------------------

William T. Reynolds             Director and Managing Director, T. Rowe Price
(5/26/48)                       and T. Rowe Price Group, Inc.; President,
1997                            U.S. Treasury Funds
[37]
--------------------------------------------------------------------------------
James S. Riepe                  Director and Managing Director, T. Rowe Price;
(6/25/43)                       Vice Chairman of the Board, Director, and
1989                            Managing Director, T. Rowe Price Group, Inc.;
[98]                            Chairman of the Board and Director, T. Rowe
                                Price Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Vice President,
                                U.S. Treasury Funds

--------------------------------------------------------------------------------

 M. David Testa                 Vice Chairman of the Board, Chief Investment
(4/22/44)                       Officer, Director, and Managing Director,
1997                            T. Rowe Price Group, Inc.; Chief Investment
[98]                            Officer, Director, and Managing Director,
                                T. Rowe Price; Chairman and Director, T. Rowe
                                Price Global Asset Management Limited; Vice
                                President and Director, T. Rowe Price Trust
                                Company; Director, T. Rowe Price Global
                                Investment Services Limited and T. Rowe Price
                                International, Inc.
--------------------------------------------------------------------------------
** Each inside director serves until the election of a successor.

Name (Date of Birth)
Title and Fund(s) Served        Principal Occupation(s)
--------------------------------------------------------------------------------

Steven G. Brooks                Vice President, T. Rowe Price and T. Rowe Price
(8/5/54)                        Group, Inc.
Vice President,
U.S. Treasury Funds
--------------------------------------------------------------------------------

Brian E. Burns                  Assistant Vice President, T. Rowe Price
(10/6/60)
Vice President,
U.S. Treasury Funds
--------------------------------------------------------------------------------

Joseph A. Carrier               Vice President, T. Rowe Price, T. Rowe Price
(12/30/60)                      Group, Inc., and T. Rowe Price
Treasurer,                      Investment Services, Inc.
U.S. Treasury Funds
--------------------------------------------------------------------------------

Jerome A. Clark                 Vice President, T. Rowe Price, T. Rowe Price
(1/2/61)                        Group, Inc., T. Rowe Price Investment
Vice President,                 Services, Inc., and T. Rowe Price Trust Company
U.S. Treasury Funds
--------------------------------------------------------------------------------

Charles B. Hill                 Vice President, T. Rowe Price and T. Rowe Price
(9/22/61)                       Group, Inc.
Vice President,
U.S. Treasury Funds
--------------------------------------------------------------------------------

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Officers (continued)

Name (Date of Birth)
Title and Fund(s) Served        Principal Occupation(s)
--------------------------------------------------------------------------------

Henry H. Hopkins                Managing Director, T. Rowe Price; Director and
(12/23/42)                      Managing Director, T. Rowe Price Group, Inc.;
Vice President,                 Vice President, T. Rowe Price International,
U.S. Treasury Funds             Inc., and T. Rowe Price Retirement Plan
                                Services, Inc.; Vice President and Director,
                                T. Rowe Price Investment Services, Inc.,
                                T. Rowe Price Services, Inc., and T. Rowe Price
                                Trust Company
--------------------------------------------------------------------------------

Alan D. Levenson                Vice President, T. Rowe Price and T. Rowe Price
(7/17/58)                       Group, Inc.; formerly Senior Vice President
Vice President,                 and Director of Research, Aubrey G. Lanston &
U.S. Treasury Funds             Co., Inc.

--------------------------------------------------------------------------------

Patricia B. Lippert             Assistant Vice President, T. Rowe Price and
(1/12/53)                       T. Rowe Price Investment Services, Inc.
Secretary, U.S.
Treasury Funds
--------------------------------------------------------------------------------

Joseph K. Lynagh, CFA           Vice President, T. Rowe Price and T. Rowe
(6/9/58)                        Price Group, Inc.; formerly Corporate
Vice President,                 Banking Officer, NationsBank (to 1990)
U.S. Treasury Funds
--------------------------------------------------------------------------------

James M. McDonald               Vice President, T. Rowe Price, T. Rowe Price
(9/29/49)                       Group, Inc., and T. Rowe Price Trust Company
Vice President,
U.S. Treasury Funds
--------------------------------------------------------------------------------

Cheryl A. Mickel                Vice President, T. Rowe Price and T. Rowe Price
(1/11/67)                       Group, Inc.
Vice President,
U.S. Treasury Funds
--------------------------------------------------------------------------------

David S. Middleton              Vice President, T. Rowe Price, T. Rowe Price
(1/18/56)                       Group, Inc., and T. Rowe Price Trust Company
Controller,
U.S. Treasury Funds
--------------------------------------------------------------------------------

Mary J. Miller                  Managing Director, T. Rowe Price and T. Rowe
(7/19/55)                       Price Group, Inc.
Vice President,
U.S. Treasury Funds
--------------------------------------------------------------------------------

Joan R. Potee                   Vice President, T. Rowe Price and T. Rowe Price
(11/23/47)                      Group, Inc.
Vice President,
U.S. Treasury Funds
--------------------------------------------------------------------------------

Vernon A. Reid Jr.              Vice President, T. Rowe Price and T. Rowe Price
(5/14/54)                       Group, Inc.
Vice President,
U.S. Treasury Funds
--------------------------------------------------------------------------------

Daniel O. Shackelford           Vice President, T. Rowe Price and T. Rowe
(3/11/58)                       Price Group, Inc.
Vice President,
U.S. Treasury Funds
--------------------------------------------------------------------------------

Edward A. Wiese, CFA            Vice President, T. Rowe Price, T. Rowe Price
(4/12/59)                       Group, Inc., and T. Rowe Price Trust Company;
Executive Vice President,       Vice President, Director, and Chief Investment
U.S. Treasury Funds             Officer, T. Rowe Price Savings Bank
--------------------------------------------------------------------------------

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International
Bond
Emerging Markets Bond
International Bond*


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at 1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc.

100 East Pratt Street
Baltimore, MD 21202
         C07-050  5/31/02